                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY

       Each of the undersigned officers and directors of FindWhat.com, a Nevada corporation (the "Company") hereby appoints Craig A. Pisaris-Henderson and Phillip R. Thune as his true and lawful attorneys-in-fact, or either of them, with power to act without the other, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") to register under the Securities Act of 1933, as amended, up to 2,000,000 shares of Common Stock, $.001 par value, of the Company, to be sold and distributed by the Company pursuant to its 1999 Stock Incentive Plan, as amended on December 15, 2003, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

          IN WITNESS WHEREOF, the undersigned have signed these presents this 19th day of February, 2004.



                          SIGNATURE                                                        TITLE

     /s/ Craig A. Pisaris-Henderson                             President, Chief Executive Officer, and Chairman of the
-----------------------------------------------------------     Board of Directors
                  Craig A. Pisaris-Henderson

     /s/ Phillip R. Thune                                       Chief Operating Officer, Chief Financial Officer and
-----------------------------------------------------------     Director
                       Phillip R. Thune

     /s/ Frederick E. Guest II                                  Director
-----------------------------------------------------------
                    Frederick E. Guest II

     /s/ Kenneth E. Christensen                                 Director
-----------------------------------------------------------
                    Kenneth E. Christensen

     /s/ Lee Simonson                                           Director
-----------------------------------------------------------
                         Lee Simonson

     /s/ Daniel B. Brewster, Jr.                                Director
-----------------------------------------------------------
                   Daniel B. Brewster, Jr.

     /s/ Jerry Della Femina                                     Director
-----------------------------------------------------------
                      Jerry Della Femina

     /s/ David J. Londoner                                      Director
-----------------------------------------------------------
                      David J. Londoner